  Exhibit 10.3

 SUBSCRIBER'S NAME: __________________________________________

NTH GAMES, INC.

SUBSCRIPTION BOOKLET

THE PRIVATE PLACEMENT OF SECURITIES DESCRIBED HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THIS PRIVATE PLACEMENT IS MADE PURSUANT TO SECTION 4(2) OF SAID ACT, WHICH EXEMPTS FROM SUCH REGISTRATION TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING. FOR THIS REASON, THESE SECURITIES WILL BE SOLD ONLY TO INVESTORS WHO MEET CERTAIN MINIMUM SUITABILITY QUALIFICATIONS DESCRIBED HEREIN.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE SECURITIES OFFERED, INCLUDING THE MERITS AND RISKS INVOLVED. AN INVESTOR SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE COMPANY FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION, AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE SECURITIES UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (the “Agreement”) relates to a private placement of 500,000 shares of common stock, $0.0001 par value, priced at $2.00 per share (the Shares”), for a total offering amount of $1,000,000 (the “Offering”) by Nth Games, Inc., a Delaware corporation with a place of business located at 2912 Colorado Ave., Suite 200, Santa Monica, CA 90404 (the "Company").

The undersigned purchaser (“Purchaser” or “Investor”) hereby subscribes to purchase the number of Shares set forth in Section 1(a) below.

1.
Subscription.

(a)
Shares Subscription. Subject to the acceptance hereof by an authorized representative of the Company, the Purchaser hereby subscribes for ______________ (________) Shares at a price of $2.00 per share, for an investment amount of ____________________________ ($___________) (the “Cash Consideration”).

(b)
Cash Consideration. The Purchaser agrees that payment of the Cash Consideration shall be made on the date of acceptance of this Subscription Agreement by an authorized representative or a member of the Company either (i) via check made payable to “Nth Games, Inc.”, or (ii) preferably via wire transfer as follows:

Wells Fargo Bank, N.A.
11836 San Vicente Blvd.
Los Angeles, CA 90049
Routing Number: 121000248
Account Number: 6158312352
Account Name: Nth Games, Inc.

2.
Representations and Warranties. The Purchaser hereby represents and warrants that:

(a)
Information. The Purchaser has received and reviewed a copy of the Certificate of Incorporation and powerpoint presentation of the Company. In making the decision to purchase the Shares, the Purchaser has relied on an independent investigation made by the Purchaser and/or on the advice given to the Purchaser by the Purchaser's own counsel, accountant or other advisers and HAS NOT RELIED upon any projections or other information, oral or written (other than contained in the Certificate of Incorporation and powerpoint presentation) that may have been provided to the Purchaser by anyone. The Purchaser further represents that the Purchaser and his, her or its advisors have had the opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Shares and to obtain any additional information necessary to evaluate this investment and to verify the accuracy of the information otherwise furnished to the Purchaser and his or her advisers.

(b)
Distribution. The Purchaser has not reproduced or distributed this Agreement or the Certificate of Incorporation to any person other than the Purchaser's counsel, accountant or other adviser.

(c)
Registration or Qualification. The Purchaser is aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), or qualified under any other securities law or regulation.

(d)
Own Account. The Purchaser is acquiring the Shares solely for the Purchaser's own account and not for the account of any other person, for investment only, and not with a view to resale, assignment or distribution.

(e)
Economic Risk. The Purchaser is able to bear the economic risk of this investment, can afford to hold the Shares for an indefinite period and can afford a complete loss of the investment.

(f)
Appropriate Risks. The Purchaser has evaluated the risks of investing in the Company in light of the foregoing and is satisfied that the investment is appropriate for the Purchaser.

(g)
Information True. All information which the Purchaser has provided to the Company concerning the Purchaser, his, her or its financial position, his, her or its status as an accredited investor, his, her or its knowledge of financial and business matters, all statements and representations as contained herein are correct and complete and if there should be any material change in such information prior to this subscription being accepted, the Purchaser will immediately provide the Company with such information.

(h)
Restricted Securities. The Purchaser understands that the Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations the Shares may be resold without registration under the Act only in certain limited circumstances and that otherwise the Shares must be held indefinitely. In this connection, the Purchaser represents that he/she is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and the conditions which must be met in order for that Rule to be available for resale of "restricted securities", and understands that resale limitations are imposed by the Act.

(i)
Disposition. Without in any way limiting the representations set forth above, the Purchaser agrees not to make any disposition of all or any portion of the Shares unless and until:

(x) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable requirements of state securities laws; or

(y) (1) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and (2) the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Shares under the Act or the consent of or permission from appropriate authorities under any applicable state securities law.

(j)
Legends. It is understood that the certificate evidencing the Shares may bear the following legends:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED OR PLEDGED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT, IF ANY, COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY..

(k)
Accredited Investor. The undersigned purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser is an investor in securities of companies in the development stage and acknowledges that he, she or it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares. If other than an individual, the Purchaser also represents it has not been organized for the purpose of acquiring the Shares.

(x)
Purchaser Suitability. The Purchaser represents and warrants that the Purchaser comes within one or more of the categories marked below, and that for any category marked the Purchaser has truthfully set forth the factual basis or reason the Investor comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL, EXCEPT FOR DISCLOSURES TO FEDERAL OR STATE REGULATORY AUTHORITIES. The Purchaser agrees to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

Category I

The Purchaser is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with the Purchaser’s spouse, presently exceeds $1,000,000, exclusive of the Purchaser’s primary residence. In the calculation of net worth (the amount of assets in excess of liabilities):

●
The Purchaser may include equity in personal property and real estate, expressly excluding the Investor’s principal residence, cash, short-term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

●
The amount of debt secured by the primary residence, up to its estimated fair market value, is not included as a liability, unless the person incurred debt within 60 days before buying securities in the unregistered offering for the purpose of buying those securities and not for buying the residence. In that situation, the amount of debt borrowed during that 60-day period must be included as a liability.

●
Any debt secured by the primary residence in excess of the estimated fair market value of the home is included as a liability.

Category II

The Purchaser is an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2012 and 2013, or joint income with his/her spouse in excess of $300,000 in 2012 and 2013, and has a reasonable expectation of reaching that income level in 2014.

Category III

The Purchaser is a bank, savings and loan, insurance company; registered broker or dealer, registered investment company; registered business development company; licensed small business investment company; or employee benefit plan within the meaning of Title I of ERISA whose plan fiduciary is either a bank, savings and loan, insurance company or registered investment advisor or whose total assets exceed $5,000,000.

_________________________________________________________
(describe entity)

Category IV

The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_________________________________________________________
(describe entity)

Category V

The Purchaser is a non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, corporation, business trust, or partnership, not formed for the purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

_________________________________________________________
(describe entity)

Category VI

The Purchaser is a trustee for a trust that is revocable by the grantor at any time (including an IRA) and the grantor qualified under either Category I or Category II above. A copy of the declaration of trust or trust agreement and a representation as to the net worth or income of the grantor is enclosed.

Category VII

The Purchaser is an entity all the equity owners of which are “accredited investors” within one or more of the above categories, other than Category IV or Category V. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at www.treas.gov/ofac before making the following representations in subsections (l), (m) and (n) below:

(l)
The Purchaser represents that the amount invested in the Company is not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists;

(m)
To the best of the Purchaser’s knowledge, neither the Purchaser nor any person controlled by the Purchaser is an individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding sentence. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, by declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s service providers; and

(n)
To the best of the Purchaser’s knowledge, neither the Purchaser nor any person controlling the Purchaser is a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, as such terms are defined in the footnotes hereto.

(o)
Disqualification. The Purchaser represents that neither such Purchaser, nor any person or entity with whom such Purchaser shares beneficial ownership of any Securities, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended.

3.
Indemnification. The undersigned Purchaser agrees to indemnify, defend and hold harmless members of the Board of Directors, the Company and each of its officers, members, employees, affiliates, anyone acting on behalf of the Company or the Board of Directors and any person who controls any of them (each an “Indemnified Party"), from and against all damages, losses, costs and expenses (including without limitation any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), including without limitation reasonable attorneys' fees and expenses, which an Indemnified Party may incur arising out of or based upon any false representation or warranty of the undersigned or breach by the undersigned or the failure of the undersigned to fulfill any of the terms and conditions of this Subscription Agreement or any other document furnished by the undersigned to any Indemnified Party in connection with the undersigned's purchase of the Shares.

4.
Independence of Obligations. The undersigned agrees that its, his or her obligations hereunder shall not be contingent upon or affected by the similar undertakings of any other investor under its subscription agreement and that the Company may proceed to enforce this Agreement without also proceeding to enforce any other investor's subscription agreement.

5.
Notice. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile or email during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page, or to such address or facsimile number as subsequently modified by written notice given in accordance with this Agreement. If notice is given to the Company, it shall be sent to the address listed in the preamble hereto.

With respect to any notice given by the Company under any provision of the Delaware General Corporation Law or the Company’s certificate of incorporation or bylaws (as they may be amended), Purchaser agrees that such notice may be given by facsimile or by electronic mail or by any other electronic transmission authorized under the Delaware General Corporate Law.

6. Residency. My state of residence, the state I received the offer to invest, and the state I made the decision to invest in the Shares is: _________________.

7. Ownership of Securities. The Shares shall be issued in the following manner: Place an “X” in one space below:

(a)  ____   Individual Ownership

(b)  ____   Community Property

(c)  ____   Joint Tenant with Right of Survivorship (both parties must sign)

(d)  ____  Trust

(e)  ____  Corporation

(f)  ____  Limited Liability Company

(g)  ____  Other

8. Registration of the Securities. The Shares subscribed for herein should be registered as follows: ___________________________

Please print above the exact name(s) in which the Securities are to be held.

 [SIGNATURE PAGE FOLLOWS]

SIGNATURE

The Purchaser hereby represents that he/she/it has read the entire Subscription Agreement and by their signature below agrees to the terms hereof.

Date: ____________________________ By: _____________________________ Name: ___________________________ Title (if applicable): ________________
Address to Which Correspondence Should Be Directed:

____________________________________
Street Address

____________________________________
City, State and Zip Code

____________________________________
Social Security Number

____________________________________
Telephone Number

____________________________________
Email Address

ACCEPTANCE

The subscription for the Shares is hereby accepted by Nth Games, Inc., a Delaware corporation, as of the date set forth below.

NTH GAMES, INC.

By:
David Steigelfest
President

Date: